SCHEDULE 14C INFORMATION STATEMENT


        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934

Check the appropriate box:

|_|   Preliminary Information Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

|X|   Definitive Information Statement

                           TELEPLUS ENTERPRISES, INC.
                  ---------------------------------------------
                  (Name of Company as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                             NOTICE TO SHAREHOLDERS
                             DATED: October 5, 2006

                           TELEPLUS ENTERPRISES, INC.
                         7575 Transcanadienne, Suite 305
                       St-Laurent, Quebec, Canada H4T 1V6
                                  514-344-0778


We are furnishing an information statement (the "Information Statement") to the shareholders of TelePlus Enterprises, Inc., a Nevada corporation (the "Company"), with respect to certain corporate actions of the Company. This information is first being provided to shareholders commencing on or about October 5, 2006.

The corporate action involves one Proposal (the "Proposal"):


1. To approve an amendment to the Company's Articles of Incorporation to change the Company's name to Teleplus World, Corp.


BY ORDER OF THE BOARD OF DIRECTORS

/s/ MARIUS SILVASAN
------------------------------------
DIRECTOR AND CHIEF EXECUTIVE OFFICER

St-Laurent, Quebec, Canada H4T 1V6


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

                                TABLE OF CONTENTS


ABOUT THE INFORMATION STATEMENT                                               4

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?                             4

WHO IS ENTITLED TO NOTICE?                                                    4

WHAT CORPORATE MATTERS WILL THE PRINCIPAL SHAREHOLDERS VOTE
FOR AND HOW WILL THEY VOTE?                                                   5

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?                               5

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS                 6

PROPOSAL - AMENDMENT TO THE ARTICLES OF INCORPORATION                         7

PURPOSE OF CHANGING OUR NAME                                                  7

DESCRIPTION OF SECURITIES                                                     7

COMMON STOCK                                                                  7

PREFERRED STOCK                                                               8

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS                  9

COMPANY CONTACT INFORMATION                                                   9

SIGNATURES                                                                    9

ATTACHMENT A - CERTIFICATE OF AMENDMENT                                       10


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

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                           TELEPLUS ENTERPRISES, INC.
                         7575 Transcanadienne, Suite 305
                       St-Laurent, Quebec, Canada H4T 1V6
                                  514-344-0778

                              INFORMATION STATEMENT
                                 OCTOBER 5, 2006

This information statement contains information related to corporate actions of TelePlus Enterprises, Inc., a Nevada corporation (the "Company"), and is expected to be mailed to shareholders commencing on or about October 5, 2006.


                         ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?
-------------------------------------------------

This information statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on the Record Date of September 25, 2006 ("Record Date") of corporate action taken or expected to be taken pursuant to the consents or authorizations of principal shareholders. This information is first being provided to shareholders commencing on or about October 5, 2006.

The corporate action involves one proposal (the "Proposal"):

1. To approve an amendment to the Company's Articles of Incorporation to change the Company's name to Teleplus World, Corp.

Written consents of shareholders owning at least 50% of the issued and outstanding shares are required to approve the Proposal.

Under Nevada corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the other minority shareholders in connection with the Proposal is required.

WHO IS ENTITLED TO NOTICE?
--------------------------

Each outstanding share of common stock as of record on the close of business September 25, 2006, will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations.


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

WHAT CORPORATE MATTERS WILL THE PRINCIPAL SHAREHOLDERS VOTE FOR AND HOW WILL
----------------------------------------------------------------------------
THEY VOTE?
----------

The Principal Shareholder holding approximately 49.45% of the outstanding voting stock has indicated that it is has voted for the following matter:

To approve an amendment to the Company's Articles of Incorporation to change the Company's name to Teleplus World, Corp.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?
----------------------------------------------

THE TOTAL VOTING SHARES ARE AS FOLLOWS:

As of September 25, 2006: 112,984,335 shares of Common Stock outstanding.

AS OF SEPTEMBER 25, 2006, SHAREHOLDERS WHO COLLECTIVELY HOLD IN EXCESS OF 50% OF THE VOTES AT THAT DATE, ALREADY CONSENTED TO THE AMENDMENT TO THE ARTICLES OF CORPORATION TO CHANGE THE CORPORATE NAME AND HAVE GIVEN THEIR WRITTEN CONSENT AS PROVIDED UNDER NEVADA LAW FOR THE RATIFICATION OF THE PROPOSAL.

ACCORDINGLY, THE COMPANY IS NOT SOLICITING WRITTEN CONSENTS OR PROXIES FROM ANY OTHER SHAREHOLDERS. THIS ACTION IS EXPECTED TO BE TAKEN NOT LESS THAN TWENTY
(20) DAYS FROM THE MAILING OF THIS INFORMATION STATEMENT, BUT AS SOON THEREAFTER AS PRACTICABLE. THE PRINCIPAL SHAREHOLDER IS VISIONEER HOLDINGS GROUP, INC. WHICH IS AN AFFILIATE OF OUR CEO, MR. MARIUS SILVASAN.

Total indicated votes of Principal Shareholder plus additional shareholders in favor of the Amendment to the Articles of Incorporation is 56,800,000 - over 50% of the outstanding shares.

Under Nevada corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the other minority shareholders in connection with the Proposals is required.


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

          SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS
          -------------------------------------------------------------

The following tables set forth the ownership, as of the date of this Information Statement, of our Common Stock by each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, our directors, and our executive officers and directors as a group. To the best of our knowledge, the persons named have sole voting and investment power with respect to such shares, except as otherwise noted. There are not any pending or anticipated arrangements that may cause a change in control.

The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within 60 days through the conversion or exercise of any convertible security, warrant, option or other right. More than one person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, we believe that the beneficial owners of our Common Stock listed below have sole voting and investment power with respect to the shares shown. The business address for all persons listed below is 7575 Transcanadienne, Suite 305, St-Laurent, Quebec, Canada H4T 1V6

-------------------------------------------------------------------------------
                                                          Number of Shares of
 Name                                    Percentage         Common Stock
-------------------------------------------------------------------------------
Visioneer Holdings Group, Inc.              52.6%           63,550,000(1)
-------------------------------------------------------------------------------
All officers and directors                  53.3%           64,805,000
as a group [6 persons]:
 Marius Silvasan - CEO/Director             56.3%           63,620,000(2)
 Robert Krebs - CFO/Director                4.45%              505,000(3)
 Tom Davis - COO/Director                   3.00%              340,000(4)
 Hakan Wretsell - Director                  1.34%              152,000(5)
 Gordon Chow - Director                     0.44%               50,000
 Michael L. Karpheden - Director            1.22%              138,000(6)
-------------------------------------------------------------------------------

This table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, it believes that each of the shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based upon 112,984,335 shares of Common Stock outstanding as of September 25, 2006.

(1) This amount includes 7,750,000 options which may be purchased within 60 days.
(2) Includes 63,550,000 owned indirectly through Visioneer Holdings Group, Inc. The 63,550,000 amount includes 7,750,000 options which may be purchased within 60 days.
(3) This amount includes 435,000 options which may be purchased within 60 days.
(4) This amount includes 300,000 options which may be purchased within 60 days.
(5)   This amount includes 50,000 options which may be purchased within 60 days.
(6)   This amount includes 50,000 options which may be purchased within 60 days.


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

              PROPOSAL - AMENDMENT TO THE ARTICLES OF INCORPORATION
              -----------------------------------------------------

The Company's Board of Directors proposes an amendment to the Company's Articles of Incorporation change our name to Teleplus World, Corp.

PURPOSE OF CHANGING OUR NAME
----------------------------

The Company, Teleplus Enterprises, Inc. now wishes to change our name to reflect our current business focus. Accordingly, we have chosen the name Teleplus World, Corp.

                            DESCRIPTION OF SECURITIES
                            -------------------------

COMMON STOCK
------------

The current authorized capital stock of the Company consists of 600,000,000 shares of Common Stock, par value $0.001 per share. As of September 25, 2006, the Company had 112,984,335 shares of Common Stock outstanding. Each share of the Company's common stock entitles the holder to one vote on each matter submitted to a vote of shareholders, including the election of directors. There is no cumulative voting. The holders of the Company's Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available therefor. Holders of the Company's Common Stock have no preemptive, conversion or other subscription rights. There are no redemption or sinking fund provisions available to the Company's Common Stock. In the event of liquidation, dissolution or winding up the Company, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities. Additional information can be found in our Articles of Incorporation and our Bylaws, which are filed with the Securities and Exchange Commission.


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

PREFERRED STOCK
---------------

We are authorized to issue 10,000,000 shares of Preferred Stock. 2,000,000 had been issued and have been retired leaving 8,000,000 shares authorized but not issued. We presently have no plans to issue any more shares of Preferred Stock. However, Preferred Stock may be issued with preferences and designations as the board of directors may from time to time determine. The board may, without stockholders approval, issue Preferred Stock with voting, dividend, liquidation and conversion rights that could dilute the voting strength of our Common Stockholders and may assist management in impeding and unfriendly takeover or attempted changes in control.

There are no restrictions on our ability to repurchase or reclaim our preferred shares while there is any arrearage in the payment of dividends on our Preferred Stock.

The issuance of authorized but unissued stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with our board of directors' desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. Management might use the additional shares to resist or frustrate such a third party transaction providing an above market premium that is favored by a majority of the independent shareholders.

We have no present intention to use the increased authorized Common Stock for anti-takeover purposes, nor is the proposed amendment in response to any effort by any person or group to accumulate our stock or to obtain control of us by any means. The proposed amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in our articles of incorporation or bylaws as in effect on the date hereof. However, the issuance of additional shares of Common Stock would increase the number of shares necessary to acquire control of the board of directors or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving us. Issuance of additional shares unrelated to any takeover attempt could also have these effects. Management has no current intent to propose anti-takeover measures in future proxy solicitations or information statements. Further, the Company does not have any plans or proposals to adopt provisions or enter into agreements and there are no provisions in any existing agreements, including but not limited to our articles, bylaws, employment agreements or credit agreements, that may have material anti-takeover consequences.


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

          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
          ------------------------------------------------------------

Only one information statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the information statement by sending a written request to the Company below; or by calling the Company at the number below and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number listed below to request either separate copies or a single copy for a single address for all future information statements and annual reports.


                           COMPANY CONTACT INFORMATION
                           ---------------------------

All inquires regarding our Company should be addressed to our Company's principal executive office:

TELEPLUS ENTERPRISES, INC.
7575 Transcanadienne
Suite 305, St-Laurent
Quebec, Canada H4T 1V6
514-344-0778
Attn:  Marius Silvasan, CEO

SIGNATURE

/s/ Marius Silvasan
-------------------
Marius Silvasan, CEO


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


Attachment A

CERTIFICATE OF AMENDMENT TO
ARTICLES OF INCORPORATION
OF TELEPLUS ENTERPRISES, INC.

The undersigned, being the Chief Executive Officer and Chief Financial Officer of TelePlus Enterprises, Inc. (the "Company"), hereby declares that the original Articles of Incorporation of the Company was filed with the Secretary of State of the State of Nevada on April 16, 1999. The majority of the stockholders of the Company, acting by written consent in lieu of a meeting pursuant to Section
78.320 of the Nevada General Corporation Law, voted for the following amendment to the Articles of Incorporation:

Article I. The name of this Corporation is changed from Teleplus Enterprises, Inc., to Teleplus World, Corp.

The undersigned, being the Chief Executive Officer and Chief Financial Officer of TelePlus Enterprises, Inc., hereby declares and certify that the facts stated herein are true and, accordingly, have hereunto set their hands this 25th day of September 2006.


                                        By: /s/ Marius Silvasan
                                            ------------------------------------
                                            Name: Marius Silvasan
                                            Title: Chief Executive Officer


                                        By: /s/ Robert B. Krebs
                                            ------------------------------------
                                            Name: Robert B. Krebs
                                            Title: Chief Financial Officer



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